POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 30, 2013 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Buyback AchieversTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares Financial Preferred Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

Effective November 1, 2013, the methodology of each of the following underlying indexes will change: (i) NASDAQ US Broad Dividend Achievers Index, the underlying index of the PowerShares Dividend AchieversTM Portfolio; (ii) NASDAQ US Dividend Achievers™ 50 Index, the underlying index of the PowerShares High Yield Equity Dividend AchieversTM Portfolio; and (iii) NASDAQ International Dividend AchieversTM Index, the underlying index of the PowerShares International Dividend AchieversTM Portfolio.

In addition, effective November 8, 2013, the methodology of the NASDAQ US BuyBack AchieversTM Index, the underlying index of the PowerShares Buyback AchieversTM Portfolio will change. Each of the foregoing underlying indexes is referred to as an “Underlying Index.”

On those respective dates, the Prospectus is revised as follows:

•	On page 3, the third sentence in the section titled “PowerShares Buyback AchieversTM Portfolio—Summary Information—Principal Investment Strategies” is deleted and replaced with the following:

To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months.

•

On page 12, the fourth and fifth sentences in the section titled “PowerShares High Yield Equity Dividend AchieversTM Portfolio—Summary Information—Principal Investment Strategies” are deleted and replaced with the following:

To qualify for inclusion in the Underlying Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Underlying Index contains common stocks.

•

On page 18, the first paragraph of the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies—NASDAQ US BuyBack AchieversTM Index” is deleted and replaced with the following:

The Underlying Index is designed to track the performance of issuers that meet the requirements to be classified as “Buyback AchieversTM.” To become eligible for inclusion in the NASDAQ US BuyBack AchieversTM Index, an issuer must (i) be incorporated in the United States or certain benefits-driven incorporation countries (i.e., countries that provide tax or other benefits for incorporation); (ii) trade on the NASDAQ, NYSE or NYSE MKT; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; and (iv) have a minimum average daily cash volume of $500,000 in October, November and December prior to each annual reconstitution of the Underlying Index in January.

•

On page 19, the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies—NASDAQ US Broad Dividend AchieversTM Index” is deleted and replaced with the following:

The Underlying Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend AchieversTM.” To become eligible for inclusion in the Underlying Index, an issuer must (i) be included in the NASDAQ US Benchmark Index (other than limited partnerships); (ii) for limited partnerships, trade on the NASDAQ, NYSE or NYSE MKT; (iii) have raised its annual regular dividend payments for at least each of the last ten consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular cash dividend payment using the last available ex-dividend date for the previous year.

The Index Provider weights the universe of issuers according to a modified market capitalization methodology. The Index Provider will rebalance the Underlying Index on a quarterly basis, using each issuer’s closing price on the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the weight of the Underlying Index. The Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

The Index Provider also reconstitutes the Underlying Index annually in March, using market data through the end of December. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, the Index Provider will remove the issuer from the Underlying Index and will not replace it.

In between the rebalance dates, the weights of each issuer will float within the Underlying Index, meaning, for example, that an issuer may exceed 4% of the Underlying Index during those periods.

The Index Provider generally will make share adjustments to reflect stock splits, stock dividends and certain spin-offs and rights issuances on the effective date of each such action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10% of the Underlying Index, the change is made as soon as practicable. If the change of total shares outstanding is less than 10% of the Underlying Index, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December, respectively.

•

On page 20, the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies—NASDAQ US Dividend AchieversTM 50 Index” is deleted and replaced with the following:

The Underlying Index is designed to track the performance of the fifty issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To become eligible for inclusion in the Underlying Index, an issuer must be included in the NASDAQ US Broad Dividend AchieversTM Index, and the issuer of the security must have a minimum market capitalization of $1 billion. Securities issued by REITs and limited partnerships are ineligible for inclusion in the Underlying Index.

Eligible issuers must have, among other things, experienced growth in dividends consistently over the last ten or more calendar or fiscal years and have a minimum three-month average daily cash volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider ranks the universe of issuers according to their trailing 12-month dividend yield as of the last trading day in February. The Index Provider includes the fifty highest yielding issuers in the Underlying Index, as long as no sector has more than 12 issuers. In the event there are more than 12 issuers in a single sector, the top 12 issuers by dividend yield are included.

The Index Provider will rebalance the Underlying Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as of the last trading day in February, May, August and November. Under the methodology: (i) no sector can be represented by more than 12 issuers; (ii) no sector can have a weight of more than 25% of the Underlying Index; (iii) no single issuer can have a weight of more than 4% of the Underlying Index; and (iv) no sector can have more than two securities that exceed 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

The Index Provider also reconstitutes the Underlying Index annually in March using market data through the end of December. The Index Provider ranks issuers based on their trailing 12-month dividend yield as of the last trading day in February. The fifty highest yielding issuers are included in the Underlying Index as long as no sector has more than 12 securities. In the event there are more than 12 eligible issuers in a single sector, the top 12 issuers by dividend yield are included. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, the Index Provider will remove and replace the issuer.

In between rebalance dates, the weights of each issuer will float within the Underlying Index, meaning that an issuer may exceed the maximum weights set forth above.

The Index Provider generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date of that action. In the case of certain spin-offs or rights issuances, the Index Provider adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s shares prior to market-open on the ex-date for the special amount distributed.

•

On page 21, the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies—NASDAQ International Dividend AchieversTM Index” is deleted and replaced with the following:

The Underlying Index is designed to track the performance of dividend paying GDRs and ADRs that are listed on the LSE and the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks trading on the NASDAQ, NYSE or NYSE MKT. To become eligible for inclusion in the Underlying Index, an issuer must (i) be listed on NASDAQ, NYSE or NYSE MKT; (ii) be incorporated outside of the U.S.; (iii) have raised its annual regular cash dividend payments for at least each of the last five consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular dividend payment using the last available ex-dividend date for the previous calendar or fiscal year.

The Index Provider will rebalance the Underlying Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Underlying Index as of the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the Underlying Index, and the Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

In between the rebalance dates, the weights of each issuer will float within the Underlying Index, meaning, for example, that an issuer may exceed 4% of the Underlying Index during these periods.

The Index Provider also reconstitutes the Underlying Index annually in March using market data through the end of December. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, the Index Provider will remove the issuer and will not replace it.

The Index Provider generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date. In the case of certain spin-offs or rights issuances, the Index Provider adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s shares prior to market-open on the ex-date for the special amount distributed. Ordinarily, for the foregoing adjustments, the Index Provider adjusts the divisor to ensure that there is no discontinuity in the value of the Underlying Index.

Please Retain This Supplement For Future Reference.

P-PS-PRO-1 SUP-1 103013